High Income Securities Fund, Inc.
September 29, 2023
19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2023 are based on the net asset value of $7.25 of the Fund’s common shares as of the last business day of 2022.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the September 29, 2023, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	September 2023		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0449	74.30%	$0.0449	74.30%
Net Realized Short-Term Capital Gains	$0.0010	1.73%	$0.0010	1.73%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital	$0.0145	23.98%	$0.0145	23.98%
Total Distribution	$0.0604	100.00%	$0.0604	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on August 31, 2023[2]	4.10%
Current Annualized Distribution Rate (current fiscal year)[3]	10.43%
Current Fiscal Year Cumulative Total Return[4]	4.82%
Cumulative Distribution Rate (current fiscal year)[5]	10.43%

_______________
1 The Fund’s current fiscal year began on September 1, 2022.

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of August 31, 2023, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2022, through August 31, 2023, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2022, through August 31, 2023) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of August 31, 2023.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

CONTACT: U.S. Bank Global Fund Services – John Buckel (414) 516-1514

High Income Securities Fund, Inc.
October 31, 2023
19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2023 are based on the net asset value of $7.25 of the Fund’s common shares as of the last business day of 2022.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the October 31, 2023, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	October 2023		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0369	61.13%	$0.0819	67.71%
Net Realized Short-Term Capital Gains	$0.0175	28.90%	$0.0203	16.83%
Net Realized Long-Term Capital Gains	$0.0060	9.97%	$0.0008	0.68%
Return of Capital	$0.0000	0.00%	$0.0178	14.78%
Total Distribution	$0.0604	100.00%	$0.1208	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on September 30, 2023[2]	3.76%
Current Annualized Distribution Rate (current fiscal year)[3]	9.98%
Current Fiscal Year Cumulative Total Return[4]	-1.49%
Cumulative Distribution Rate (current fiscal year)[5]	0.83%

_______________
1 The Fund’s current fiscal year began on September 1, 2023.

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of September 30, 2023, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2023, through September 30, 2023, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2023, through September 30, 2023) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of September 30, 2023.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

CONTACT: U.S. Bank Global Fund Services – Noah Davis (414) 516-1696

High Income Securities Fund, Inc.
November 30, 2023
19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2023 are based on the net asset value of $7.25 of the Fund’s common shares as of the last business day of 2022.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the November 30, 2023, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	November 2023		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0375	62.03%	$0.1193	65.82%
Net Realized Short-Term Capital Gains	$0.0039	6.50%	$0.0242	13.39%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital	$0.0190	31.47%	$0.0377	20.79%
Total Distribution	$0.0604	100.00%	$0.1812	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on October 31, 2023[2]	3.08%
Current Annualized Distribution Rate (current fiscal year)[3]	10.40%
Current Fiscal Year Cumulative Total Return[4]	-4.61%
Cumulative Distribution Rate (current fiscal year)[5]	1.73%

_______________
1 The Fund’s current fiscal year began on September 1, 2023.

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of October 31, 2023, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2023, through October 31, 2023, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2023, through October 31, 2023) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of October 31, 2023.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

CONTACT: U.S. Bank Global Fund Services – Noah Davis (414) 516-1696

High Income Securities Fund, Inc.
December 31, 2023
19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2023 are based on the net asset value of $7.25 of the Fund’s common shares as of the last business day of 2022.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the December 31, 2023, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	December 2023		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0604	100.00%	$0.1824	75.51%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0373	15.45%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0218	9.04%
Return of Capital	$0.0000	0.00%	$0.0000	0.00%
Total Distribution	$0.0604	100.00%	$0.2416	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on November 30, 2023[2]	4.24%
Current Annualized Distribution Rate (current fiscal year)[3]	9.90%
Current Fiscal Year Cumulative Total Return[4]	1.02%
Cumulative Distribution Rate (current fiscal year)[5]	2.48%

_______________
1 The Fund’s current fiscal year began on September 1, 2023.

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of November 30, 2023, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2023, through November 30, 2023, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2023, through November 30, 2023) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of November 30, 2023.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

CONTACT: U.S. Bank Global Fund Services – Noah Davis (414) 516-1696

High Income Securities Fund, Inc.
January 31, 2024
19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2024 are based on the net asset value of $7.46 of the Fund’s common shares as of the last business day of 2023.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the January 31, 2024, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	January 2024		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0351	56.40%	$0.2175	71.60%
Net Realized Short-Term Capital Gains	$0.0134	21.54%	$0.0539	17.75%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0173	5.69%
Return of Capital	$0.0137	22.06%	$0.0151	4.96%
Total Distribution	$0.0622	100.00%	$0.3038	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on December 31, 2023[2]	4.78%
Current Annualized Distribution Rate (current fiscal year)[3]	9.91%
Current Fiscal Year Cumulative Total Return[4]	3.78%
Cumulative Distribution Rate (current fiscal year)[5]	3.24%

_______________
1 The Fund’s current fiscal year began on September 1, 2023.

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of December 31, 2023, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2023, through December 31, 2023, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2023, through December 31, 2023) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2023.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

CONTACT: U.S. Bank Global Fund Services – Noah Davis (414) 516-1696

High Income Securities Fund, Inc.
February 29, 2024
19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2024 are based on the net asset value of $7.46 of the Fund’s common shares as of the last business day of 2023.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the February 29, 2024, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	February 2024		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0239	38.46%	$0.2404	65.69%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0534	14.59%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital	$0.0383	61.54%	$0.0722	19.72%
Total Distribution	$0.0622	100.00%	$0.3660	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on December 31, 2023[2]	4.96%
Current Annualized Distribution Rate (current fiscal year)[3]	9.91%
Current Fiscal Year Cumulative Total Return[4]	4.80%
Cumulative Distribution Rate (current fiscal year)[5]	4.07%

_______________
1 The Fund’s current fiscal year began on September 1, 2023.

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of December 31, 2023, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2023, through January 31, 2023, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2023, through January 31, 2023) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2023.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

CONTACT: U.S. Bank Global Fund Services – Noah Davis (414) 516-1696

High Income Securities Fund, Inc.
March 28, 2024
19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2024 are based on the net asset value of $7.46 of the Fund’s common shares as of the last business day of 2023.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the March 28, 2024, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	March 2024		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0451	72.53%	$0.2855	66.69%
Net Realized Short-Term Capital Gains	$0.0050	7.98%	$0.0584	13.63%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital	$0.0121	19.49%	$0.0843	19.68%
Total Distribution	$0.0622	100.00%	$0.4282	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on December 31, 2023[2]	5.03%
Current Annualized Distribution Rate (current fiscal year)[3]	9.93%
Current Fiscal Year Cumulative Total Return[4]	5.25%
Cumulative Distribution Rate (current fiscal year)[5]	4.92%

_______________
1 The Fund’s current fiscal year began on September 1, 2023.

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of December 31, 2023, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2023, through February 29, 2024, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2023, through February 29, 2024) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2023.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

CONTACT: U.S. Bank Global Fund Services – Noah Davis (414) 516-1696

High Income Securities Fund, Inc.
April 30, 2024
19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2024 are based on the net asset value of $7.46 of the Fund’s common shares as of the last business day of 2023.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the April 30, 2024, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	April 2024		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0288	46.25%	$0.3143	64.09%
Net Realized Short-Term Capital Gains	$0.0121	19.53%	$0.0705	14.38%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital	$0.0213	34.22%	$0.1056	21.53%
Total Distribution	$0.0622	100.00%	$0.4904	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on December 31, 2023[2]	5.14%
Current Annualized Distribution Rate (current fiscal year)[3]	9.83%
Current Fiscal Year Cumulative Total Return[4]	7.27%
Cumulative Distribution Rate (current fiscal year)[5]	5.69%

_______________
1 The Fund’s current fiscal year began on September 1, 2023.

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of December 31, 2023, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2023, through March 31, 2024, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2023, through March 31, 2024) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2023.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

CONTACT: U.S. Bank Global Fund Services – Noah Davis (414) 516-1696

High Income Securities Fund, Inc.
May 31, 2024
19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2024 are based on the net asset value of $7.46 of the Fund’s common shares as of the last business day of 2023.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the May 31, 2024, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	May 2024		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0220	35.30%	$0.3363	60.85%
Net Realized Short-Term Capital Gains	$0.0402	64.70%	$0.1199	21.71%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital	$0.0000	0.00%	$0.0964	17.44%
Total Distribution	$0.0622	100.00%	$0.5526	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on December 31, 2023[2]	5.02%
Current Annualized Distribution Rate (current fiscal year)[3]	9.95%
Current Fiscal Year Cumulative Total Return[4]	6.88%
Cumulative Distribution Rate (current fiscal year)[5]	6.60%

_______________
1 The Fund’s current fiscal year began on September 1, 2023.

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of December 31, 2023, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2023, through April 30, 2024, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2023, through April 30, 2024) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2023.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

CONTACT: U.S. Bank Global Fund Services – Noah Davis (414) 516-1696

High Income Securities Fund, Inc.
June 28, 2024
19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2024 are based on the net asset value of $7.46 of the Fund’s common shares as of the last business day of 2023.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the June 28, 2024, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	June 2024		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0488	78.47%	$0.3851	62.64%
Net Realized Short-Term Capital Gains	$0.0015	2.47%	$0.1244	20.23%
Net Realized Long-Term Capital Gains	$0.0119	19.06%	$0.0000	0.00%
Return of Capital	$0.0000	0.00%	$0.1053	17.13%
Total Distribution	$0.0622	100.00%	$0.6148	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on December 31, 2023[2]	5.68%
Current Annualized Distribution Rate (current fiscal year)[3]	9.79%
Current Fiscal Year Cumulative Total Return[4]	5.50%
Cumulative Distribution Rate (current fiscal year)[5]	7.32%

_______________
1 The Fund’s current fiscal year began on September 1, 2023.

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of December 31, 2023, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2023, through May 31, 2024, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2023, through May 31, 2024) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2023.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

CONTACT: U.S. Bank Global Fund Services – Noah Davis (414) 516-1696

High Income Securities Fund, Inc.
July 31, 2024
19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2024 are based on the net asset value of $7.46 of the Fund’s common shares as of the last business day of 2023.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the July 31, 2024, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	July 2024		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0191	30.76%	$0.4042	59.71%
Net Realized Short-Term Capital Gains	$0.0427	68.56%	$0.2332	30.44%
Net Realized Long-Term Capital Gains	$0.0004	0.68%	$0.0000	0.00%
Return of Capital	$0.0000	0.00%	$0.0396	5.85%
Total Distribution	$0.0622	100.00%	$0.6770	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on June 30, 2024[2]	5.76%
Current Annualized Distribution Rate (current fiscal year)[3]	9.70%
Current Fiscal Year Cumulative Total Return[4]	7.36%
Cumulative Distribution Rate (current fiscal year)[5]	8.07%

_______________
1 The Fund’s current fiscal year began on September 1, 2023.

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of December 31, 2023, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2023, through June 30, 2024, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2023, through June 30, 2024) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2023.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

High Income Securities Fund, Inc.
August 30, 2024
19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2024 are based on the net asset value of $7.46 of the Fund’s common shares as of the last business day of 2023.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the August 30, 2024, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	August 2024		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0159	25.57%	$0.2570	34.76%
Net Realized Short-Term Capital Gains	$0.0047	7.51%	$0.1437	19.45%
Net Realized Long-Term Capital Gains	$0.0021	3.39%	$0.0000	0.00%
Return of Capital	$0.0395	63.53%	$0.3385	45.79%
Total Distribution	$0.0622	100.00%	$0.7392	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on July 31, 2024[2]	5.94%
Current Annualized Distribution Rate (current fiscal year)[3]	9.64%
Current Fiscal Year Cumulative Total Return[4]	8.94%
Cumulative Distribution Rate (current fiscal year)[5]	8.83%

_______________
1 The Fund’s current fiscal year began on September 1, 2023.

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of December 31, 2023, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2023, through July 31, 2024, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2023, through July 31, 2024) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2023.

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.